American Century ETF Trust Prospectus Supplement American Century® Multisector Income ETF
Supplement dated July 16, 2026 ■ Prospectus dated January 1, 2026

Effective September 14, 2026 (the "Effective Date"), American Century® Multisector Income ETF will be renamed American Century® Core Plus Income ETF, and the fund’s ticker will change from MUSI to ABND. As of that date, all references to American Century® Multisector Income ETF will be replaced with American Century® Core Plus Income ETF, and all references to MUSI will be replaced with ABND. As of that date, the fund's allocation to securities rated below investment grade will be limited to 35%. The fund’s investment objective will remain the same. Also as of the Effective Date, the fund's management fee will be reduced to 0.29%.

The following changes will be effective September 14, 2026:

The following replaces the Portfolio Managers section on page 6 of the prospectus:
Portfolio Managers
Charles Tan, Senior Vice President and Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Stephen Bartolini, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024.
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Paul Norris, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2023.

The following replaces the The Fund Management Team section on pages 12-13 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Fixed Income Investment Committee, which is responsible for periodically adjusting the fund’s dynamic investment parameters based on economic and market conditions. All portfolio managers listed below are responsible for security selection and portfolio construction for the fund within these parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.
The individuals listed below are jointly and primarily responsible for the day-to-day management of the fund described in this prospectus.
Charles Tan (Global Fixed Income Investment Committee Representative)
Mr. Tan, Senior Vice President and Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments for American Century since joining the advisor in 2018. Prior to joining American Century, Mr. Tan worked at Aberdeen Standard Investments as head of North American fixed income from 2015 to 2018 and head of U.S. credit and as a senior portfolio manager from 2005 to 2015. He has a bachelor’s degree in economics from University of International Business and Economics, Beijing and an MBA from Bucknell University.
Stephen Bartolini (Global Fixed Income Investment Committee Representative)
Mr. Bartolini, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024. Prior to joining American Century, Mr. Bartolini worked at T. Rowe Price as a portfolio manager and co-head of the Global Interest Rate and Currency strategy team. He has a bachelor’s degree in economics from George Washington University and an MBA in finance from the Robert H. Smith School of Business, University of Maryland. He is a CFA charterholder and member of the CFA Institute.

Jason Greenblath (Global Fixed Income Investment Committee Representative)
Mr. Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019. Prior to joining American Century, Mr. Greenblath worked at Aberdeen Standard Investments as head of U.S. investment grade credit from 2018 to 2019, head of U.S. investment grade credit research from 2014 to 2018 and as a portfolio manager from 2012 to 2018. He has a bachelor’s degree in finance from Pennsylvania State University.
Paul Norris (Global Fixed Income Investment Committee Representative)
Paul Norris, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2023. Prior to joining American Century, Mr. Norris was the Managing Director and Head of Structured Products at Conning Asset Management. He has a bachelor’s of science in business administration from Towson University and an MBA in finance from The University of Maryland.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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